UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       December 1, 2006
                                                --------------------------------


                 DaimlerChrysler Financial Services Americas LLC
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             (Exact name of registrant as specified in its charter)


       State of Michigan                 333-138140              20-2614244
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(State or other jurisdiction            (Commission             (IRS employer
      of incorporation)                 file number)         identification no.)


         27777 Inkster Road
     Farmington Hills, Michigan                                   48334-5326
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code       (248) 427-6300
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 8 -- Financial Statements and Exhibits.

     Item 8.01. Other Events.
                ------------

     The Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Citibank, N.A. is attached hereto as Exhibit 25.1.


                 Section 9 -- Financial Statements and Exhibits

     Item 9.01. Financial Statements and Exhibits.
                ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits:

          25.1 Form T-1 Statement of Eligibility

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DaimlerChrysler Financial Services Americas LLC



                                 By:    /s/ B. C. Babbish
                                    --------------------------------------------
                                        B. C. Babbish
                                        Assistant Secretary


Date:  December 1, 2006

                                  EXHIBIT INDEX


Exhibit
  No.               Description of Exhibit
-------             ----------------------

25.1 The Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Citibank, N.A. is attached hereto as Exhibit 25.1.